WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES.

Warrant No. 1001                                         Dated: October 16, 2000



                         Certificate for 70,000 Warrants

                        NOT EXERCISABLE AFTER 2:00 P.M.,

                   PACIFIC STANDARD TIME, ON OCTOBER 16, 2005

                             ACCESSPOINT CORPORATION

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

         THIS CERTIFIES that RoyCap Inc. or its registered assigns is the registered holder (the "Registered Holder") of Warrants set forth above, each of which represents the right to purchase one fully paid and non-assessable share of common stock, par value $.001 per share (the "Common Stock"), of Accesspoint Corporation, a Nevada corporation (the "Company"), at the Exercise Price equal to 110% of the volume weighted average price of the Common Stock on the day prior to the Closing Date (as such term is defined in the Securities Purchase Agreement between the Company and the Registered Holder dated the date hereof (the "Purchase Agreement")) by surrendering this Warrant Certificate, with the form of Election to Purchase attached hereto duly executed and by paying in full the Exercise Price. Payment of the Exercise Price shall be made by delivery of immediately available funds to the Company at its executive offices. No Warrant may be exercised after 2:00 P.M., Pacific Standard Time, October 16, 2005 (the "Expiration Date"). All Warrants evidenced hereby shall thereafter become void.

1. Prior to the Expiration Date, subject to any applicable laws, rules or regulations restricting transferability and to any restriction on transferability that may appear on this Warrant Certificate, the Registered Holder shall be entitled to transfer this Warrant Certificate, in whole or in part, upon surrender of this Warrant Certificate at the principal office of the Company with the form of assignment set forth hereon duly executed. Upon any such transfer, a new Warrant Certificate or Warrant Certificates representing the same aggregate number of Warrants to purchase the shares of the Common Stock will be issued in accordance with instructions in the form of assignment.

2. Upon the exercise of less than all of the Warrants to purchase the shares of the Common Stock evidenced by this Warrant Certificate, there shall be issued to the Registered Holder a new Warrant Certificate in respect of the Warrants not exercised.

3. Prior to the Expiration Date, the Registered Holder shall be entitled to exchange this Warrant Certificate, with or without other Warrant Certificates, for another Warrant Certificate or Warrant Certificates for the same aggregate number of Warrants to purchase the shares of the Common Stock, upon surrender of this Warrant Certificate at the principal office of the Company.

4. No fractional shares will be issued upon the exercise of Warrants. As to any final fraction of a share of Common Stock which the Registered Holder of one or more Warrant Certificates, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement. No Warrant Certificate representing any fractional Warrant Shares will be issued.

5. Except as expressly set forth herein, this Warrant Certificate shall not entitle the Registered Holder to any of the rights of a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to attend or receive any notice of meetings of stockholders or any other proceedings of the Company.

6.       Certain Adjustments.

(a) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Registered Holder shall have the right thereafter to exercise this Warrant only into the shares of stock and other securities and property receivable upon or deemed to be held by holders of Common Stock following such reclassification or share exchange, and the Registered Holder shall be entitled upon such exercise to receive such amount of securities or property equal to the amount of Warrant Shares such Registered Holder would have been entitled to had such Registered Holder exercised this Warrant immediately prior to such reclassification or share exchange and the Exercise Price shall be adjusted accordingly.


(b) In case of the closing of any (1)merger or consolidation of the Company with or into another Person, or (2) sale by the Company of more than one-half of the assets of the Company (on a book value basis) in one or a series of related transactions, tender or other offer or exchange (whether by the Company or another Person) pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, stock, cash or property of the Company or another Person; then the Registered Holder shall have the right thereafter to (A) exercise this Warrant for the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and the Registered Holder shall be entitled upon exercise of this Warrant to receive such amount of securities, cash and property as the Common Stock for which this Warrant could have been exercised immediately prior to such merger, consolidation or sales would have been entitled, or (B) in the event of an exchange or tender offer or other transaction contemplated by clause (2) of this Section, tender or exchange this Warrant for such securities, stock, cash and other property receivable upon or deemed to be held by holders of Common Stock that have tendered or exchanged their shares of Common Stock following such tender or exchange, and the Registered Holder shall be entitled upon exercise of this Warrant to receive such amount of securities, cash and property as the shares of Common Stock for which this Warrant could have been exercised immediately prior to such tender or exchange would have been entitled and the Exercise Price shall be adjusted accordingly. The terms of any such merger, sale, consolidation, tender or exchange shall include such terms as continue to give the Registered Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.


(c) All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(d) If (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or
         (iii) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or (iv) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (v) the Company shall authorize the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall cause to be mailed to the Registered Holder at their last addresses as they shall appear upon the Warrant Register, at least thirty (30) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up, PROVIDED, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action to be specified in such notice.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed effective as set forth above.



                                ACCESSPOINT CORPORATION


                                By:    /s/ TOM M. DJOKOVICH
                                       -----------------------------------------
                                       Tom M. Djokovich,
                                       Chief Executive Officer

[Form of Assignment]


         FOR VALUE RECEIVED, the undersigned hereby irrevocably sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned represented by the within Warrant Certificate, with respect to the number of Warrants to purchase the shares of the Common Stock set forth below:

         NAME OF ASSIGNEE                ADDRESS                 NO. OF WARRANTS





and does hereby irrevocably constitute and appoint _____________________ true and lawful Attorney, to make such transfer on the books of Accesspoint Corporation, maintained for that purpose, with full power of substitution in the premises.

Dated: __________ ___, _____
                                    ____________________________________________
                                    Signature


                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

[Form of Election To Purchase]


         The undersigned ("Holder") hereby irrevocably elects to exercise ____________ of the Warrants represented by this Warrant Certificate and to purchase the shares of Common Stock issuable upon the exercise of said Warrants, and requests that certificates for such shares be issued and delivered as follows:

ISSUE TO: ______________________________________________________________________
(NAME)

________________________________________________________________________________
(ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________
(SOCIAL SECURITY OR OTHER IDENTIFICATION NUMBER)

DELIVER TO: ____________________________________________________________________
(NAME)

at _____________________________________________________________________________
(ADDRESS, INCLUDING ZIP CODE)

         In full payment of the purchase price with respect to the exercise of Warrants to purchase shares of the Common Stock, Holder hereby tenders payment of $________ by cash, certified check, cashier's check or money order payable in United States currency to the order of the Company.

         Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or other form of good and immediately available funds reasonably satisfactory to the Company. Exercise of the warrant shall not be deemed effective unless and until good and immediately available funds in the full amount of the Purchase Price have been confirmed in the account of the Company.

         The original Warrant Certificate, document or instrument, and all revoked, canceled or terminated prior original Warrant Certificates, documents or instruments, shall be presented with this Subscription Form and Notice of Exercise. The issuance of shares hereunder shall not be deemed a waiver by the Company of any failure to present any such certificates, documents or instruments. Holder acknowledges that all prior Warrant Certificates, documents and instruments representing the Warrants exercised hereunder shall be deemed revoked, canceled and terminated. Holder shall not transfer, sell, assign or hypothecate, or purport to transfer, sell, assign or hypothecate, any revoked, canceled or terminated prior original Warrant Certificates, documents or instruments, or any interest therein, pertaining to the Warrants exercised hereunder. Holder hereby holds the Company harmless from and indemnifies and defends the Company from any claims , demands or losses arising by reason of the transfer, sale, assignment or hypothecation, or purported transfer, sale assignment or hypothecation, of any revoked, canceled or terminated prior original warrant documents or instruments, or any interest therein, pertaining to the Warrants exercised hereunder.

         HOLDER HEREBY EXPRESSLY WARRANTS AND REPRESENTS TO THE COMPANY THAT HOLDER IS THE OWNER OF THE WARRANTS EXERCISED HEREUNDER FREE AND CLEAR OF ANY CLAIMS, DEMANDS, LIENS OR ENCUMBRANCES AND HAS NOT TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED, OR PURPORTED TO HAVE TRANSFERRED, SOLD , ASSIGNED OR HYPOTHECATED, THE WARRANTS EXERCISED HEREUNDER, OR ANY INTEREST THEREIN.

         The Company may, in its discretion, withhold a portion of some or all of the exercised shares or other amounts for the payment of taxes or other items. Holder represents that Holder is not subject to any backup withholding requirements. Holder acknowledges that the shares of stock of the Company issued upon exercise will not be entitled to any dividend declared upon such stock prior to the effective date of exercise of the warrant.

         Holder hereby constitutes this Subscription Form and Notice of Exercise as an assignment, deposit tender, and transfer in blank of the Warrants as set forth therein. Holder hereby irrevocably constitutes and appoints the secretary of the Company as Holder's attorney in fact to issue shares upon the exercise of the Warrants and reflect the same on the books and records of the Company, cancel the Warrant Certificate, issue a new Warrant Certificate, if applicable, and perform any necessary act on behalf of Holder, with full power substitution.

         If the number of Warrants to purchase the shares of the Common Stock hereby exercised is less than all the Warrants represented by this Warrant Certificate, the undersigned requests that a new Warrant Certificate representing the number of such full Warrants not exercised be issued and delivered as follows:

ISSUE TO: ______________________________________________________________________
(NAME)

________________________________________________________________________________

(ADDRESS, INCLUDING ZIP CODE)

________________________________________________________________________________

(SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO: ____________________________________________________________________
(NAME)

at _____________________________________________________________________________
(ADDRESS, INCLUDING ZIP CODE)


Date: __________ ___, ______
                                    ____________________________________________
                                    Signature

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)

                                    PLEASE INSERT SOCIAL SECURITY OR TAX I.D.
                                    NUMBER OF HOLDER



                                    ____________________________________________